TRANSAMERICA FUNDS

Supplement to the Currently Effective Class R, Class R2, Class R4 and Class I3 Prospectus, Summary

Prospectuses and Statement of Additional Information

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Transamerica High Quality Bond

Class I3 Shares

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Effective November 30, 2018, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus and Statement of Additional Information concerning Class I3 shares of Transamerica High Quality Bond:

FEES AND EXPENSES:

The information contained in the “Annual Fund Operating Expenses” table included in the Prospectus and Summary Prospectus is supplemented and superseded with the information below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	I3
Management fees	0.38%
Distribution and service (12b-1) fees	None
Other expenses	0.10%
Total annual fund operating expenses[1,2]	0.48%

[1]

The Board of Trustees of the fund approved a change to the expense limitation arrangement for Class I3 shares of the fund effective November 30, 2018. Under the amended arrangement, the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), has agreed through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.55% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. The prior expense cap for Class I3 was 0.40% through November 29, 2018. The expense limitation arrangement cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to the class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. The class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.

[2]	Total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the financial highlights table.

The “Example” table included in the Prospectus and Summary Prospectus is supplemented and superseded with the information below:

	1 year	3 years	5 years	10 years
Class I3	$49	$154	$269	$604

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Investors Should Retain this Supplement for Future Reference

November 1, 2018